UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

Stablecoin Development Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Ave, Suite 800, West Palm Beach, FL 33401
(Address of principal executive offices and zip code)

(561) 206-4345
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SDEV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 10, 2026, Stablecoin Development Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of September 18, 2026, the record date for the Annual Meeting, 51,751,359 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were outstanding and entitled to vote at the Annual Meeting. Holders of 47,314,448 shares of Common Stock, representing approximately 91.4% of the shares of Common Stock outstanding and entitled to vote as of the September 18, 2026 record date, were present or represented by proxy at the Annual Meeting, which constituted a quorum. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting. The final voting results for each matter, as certified by the inspector of election, are set forth below.

Proposal 1. Election of Class I Directors. The Company’s stockholders elected each of the three nominees named below as a Class I director, to hold office for a three-year term expiring at the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The votes with respect to each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael Kazley	46,244,183	12,828	1,057,437
Yenyou (Jeff) Zheng	46,082,788	174,223	1,057,437
Russell Preston Cann	46,243,301	13,710	1,057,437

Proposal 2. Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes with respect to this proposal were as follows:

For	Against	Abstain
47,156,315	82,460	75,673

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 12, 2026		Stablecoin Development Corporation

	By:	/s/ Michael Kazley
	Name:	Michael Kazley
	Title:	Chief Executive Officer